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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 9, 2005


                         ARTESIAN RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)

            Delaware                      000-18516              51-0002090
--------------------------------     ------------------   ----------------------
(State or other jurisdiction of          (Commission           (IRS Employer
         incorporation)                  File Number)       Identification No.)

    664 Churchmans Road, Newark, Delaware                      19702
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   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:     302-453-6900
                                                    -------------------

                                 Not Applicable
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act



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ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

KPMG LLP ("KPMG") was previously the principal accountants for Artesian Resources Corporation (the "Company"). On August 9, 2005 that firm resigned. The Audit Committee of the Board of Directors of the Company (the "Audit Committee") accepted KPMG's resignation on August 9, 2005.

KPMG's audit reports on the Company's consolidated financial statements for each of the past two fiscal years ended December 31, 2004 and December 31, 2003 did not contain any adverse opinions or disclaimers of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG LLP on management's assessment of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2004 and December 31, 2003, and through August 9, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to KPMG's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports of the financial statements for such years. During the two most recent fiscal years ended December 31, 2004 and December 31, 2003, and through August 9, 2005, there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

We provided KPMG a copy of the foregoing disclosures and requested from them a letter indicating whether they agree with these disclosures. A copy of their letter dated August 15, 2005 is attached as Exhibit 16 hereto.

The Audit Committee has approved the engagement of a new independent registered public accounting firm as the Company's principal accountants, and is waiting for the new auditors to complete their client acceptance procedures. The Company will file an additional Current Report on Form 8-K upon completion of the engagement process of the new auditors.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

Exhibit Number                  Exhibit Title
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      16            Letter of KPMG LLP regarding change in certifying accountant











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ARTESIAN RESOURCES CORPORATION

Date: August 15, 2005                 By:  /s/ DIAN C. TAYLOR
                                          -----------------------
                                      Dian C. Taylor
                                      President, Chief Executive Officer and
                                      Chair of the Board


                                      ARTESIAN RESOURCES CORPORATION

Date:  August 15, 2005                By:  /s/ DAVID B. SPACHT
                                          -----------------------
                                      David B. Spacht
                                      Vice President, Chief Financial Officer
                                      and Treasurer








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                               INDEX TO EXHIBITS

Exhibit
Number           Exhibit Title
-------          -------------

  16             Letter of KPMG LLP regarding change in certifying accountants.